Exhibit 99.1

TPG Pace Energy Holdings Announces First Quarter 2018 Results of Target Assets

HOUSTON, May 14, 2018 — TPG Pace Energy Holdings Corp. (“TPGE”) (NYSE: TPGE, TPGE.U, TPGE.WS), an energy-focused special purpose acquisition entity led by former Occidental Petroleum Corporation CEO Steve Chazen, today announced certain financial and operating results for the first quarter of 2018 for the Karnes County and Giddings Field assets (the “Magnolia Assets”) that TPGE is under definitive agreements to acquire from affiliates of EnerVest, Ltd. (“EnerVest”).

Magnolia Assets First Quarter 2018 Highlights(1):

•	Operating revenue of $193.3 million

•	Pro forma EBITDA(2) of $152.2 million

•	Free cash flow(3) of $66.3 million

•	Average daily net production of 45.7 Mboe/d (62% oil, 78% liquids)

TPGE Chairman and CEO, Steve Chazen, commented: “These strong results were above our expectations for production and realized prices in the first quarter of 2018 and confirm that the Magnolia Assets are an excellent match with our desire to build a large scale company that can generate steady production growth, strong pre-tax margins and significant free cash flow. We are pleased with the outcome of the production and capital program and look forward to future quarters.”

In the proposed transaction, TPGE expects to acquire the Magnolia Assets, which represent substantially all of EnerVest’s South Texas division, to create Magnolia Oil & Gas Corporation (“Magnolia”). EnerVest will receive a combination of cash and shares of Magnolia’s common stock in the transaction and will retain a significant ownership stake in Magnolia at closing, which is expected to occur once TPGE’s proxy statement with respect to the transaction has been delivered to TPGE’s shareholders, TPGE’s shareholders have approved the transaction and all other closing conditions have been met. Following closing, Magnolia’s Class A common stock and warrants are expected to trade on the NYSE under the ticker symbols “MGY” and “MGY.WS,” respectively. The transaction is structured as an asset purchase with an effective date of January 1, 2018. A more complete description of the proposed transaction can be found in TPGE’s preliminary proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2018. Copies of the definitive proxy statement, when available, can be obtained free of charge through the methods described below.

The unaudited results of the Magnolia Assets for the first quarter of 2018 were as follows(1):

	Three Months Ended
	March 31, 2018
	Karnes County Assets	Giddings Assets	Magnolia Assets Total
Net production:
Oil (MBbls)	2,279	263	2,542
Natural gas (MMcf)	2,929	2,497	5,426
NGL (MBbls)	429	238	668

Total oil equivalent (Mboe)	3,197	917	4,114

Average daily net production volume:
Oil (Bbls/d)	25,326	2,917	28,243
Natural gas (Mcf/d)	32,543	27,744	60,287
NGL (Bbls/d)	4,770	2,649	7,419

Total oil equivalent (Boe/d)	35,520	10,191	45,710

			Three Months Ended
			March 31, 2018
			(in thousands, except for average sales prices)
Operating revenue:
Oil sales			$161,899
Natural gas sales			15,272
NGL sales			16,085

Total operating revenue			$193,256

Average sales prices:
Oil (per Bbl)			$63.69
Average NYMEX price for oil (per Bbl)			$62.90
Differential to NYMEX oil			$0.79

Natural gas (per Mcf)			$2.81
Average NYMEX price for natural gas (per Mcf)			$2.80
Differential to NYMEX gas			$0.01

NGL (per Bbl)			$24.09

Selected financial statistics:
Total operating revenue			$193,256
Operating expenses(4)			30,434
SG&A(5)			10,625

Pro forma EBITDA(2)			$152,197

Capital expenditures			85,894

Free cash flow(3)			$66,302

On March 20, 2018, the date that TPGE announced its proposed acquisition of the Magnolia Assets, TPGE publicly released a set of investor materials. Those investor materials included base case financial projections made available to TPGE’s board of directors in connection with its evaluation of the proposed acquisition and included an oil price sensitivity to the base case financial projections. The base case financial projections assumed $58.00 / Bbl oil index price and $56.67 / Bbl oil price realizations for 2018. In the first quarter of 2018, the Magnolia Assets experienced $62.90 / Bbl oil index price and $63.96 / Bbl oil price realization. The table below summarizes the base case financial projections and oil price sensitivity cases for calendar year 2018, each of which has been previously disclosed, and provides a comparison to the unaudited results of the Magnolia Assets for the first quarter of 2018:

	Projections for the Twelve Months Ending			Three Months Ended
	December 31, 2018			March 31, 2018
	Base Case(6)	Sensitivity Cases(7)		Actual(1)
Index oil price ($ / Bbl)	$58.00	$45.00	$65.00	$62.90
Realized oil price ($ / Bbl)	$56.67	$43.67	$63.67	$63.69

Total production (MMboe)	16.6	16.6	16.6	4.1

Total revenue ($MM)	$687	$542	$765	$193
Pro forma EBITDA ($MM)(2)	$513	$379	$581	$152
EBITDA Margin(2)	75%	70%	76%	79%

(1)	The information presented is based on the unaudited lease operating statements for the Magnolia Assets and will not reconcile to the financial statements of the Magnolia Assets presented in accordance with U.S. generally accepted accounting principles.
(2)	Pro forma EBITDA is calculated as total revenue less direct operating expenditures and $10.6 million of estimated general and administrative (“G&A”) expense, which represents an estimate of Magnolia’s quarterly G&A expense following the completion of the business combination and build-out of Magnolia’s management team and overhead structure. EBITDA margin is calculated as pro forma EBITDA divided by total revenue.
(3)	Free cash flow is calculated as pro forma EBITDA less capital expenditures.
(4)	Operating expenses includes: lease operating expenses, production and ad valorem taxes, well workover expenses, midstream and marketing costs, and exploration expense.
(5)	Assumes estimated annual G&A expense of $42.5 million, which represents an estimate of Magnolia’s G&A expense following the completion of the business combination and build-out of Magnolia’s management team and overhead structure.
(6)	Assumes $2.75 / Mcf index price for natural gas and NGL realizations of 38% of index oil price. Please see slide 25 (Financial Projections) of TPGE’s investor presentation furnished as Exhibit 99.2 to TPGE’s Form 8-K filed with the SEC on March 20, 2018 for additional details.
(7)	Assumes $2.75 / Mcf index price for natural gas and NGL realizations of 38% of index oil price. Please see slide 18 (Illustrative Full Cycle Margins at Various Prices) of TPGE’s investor presentation furnished as Exhibit 99.2 to TPGE’s Form 8-K filed with the SEC on March 20, 2018 for additional details.

About Magnolia

Following completion of the proposed transaction, Magnolia will be a publicly traded oil and gas exploration and production company with South Texas operations in the core of the Eagle Ford. Magnolia will focus on generating value for shareholders through steady production growth and free cash flow. For more information, visit www.magnoliaoilgas.com.

About TPGE

TPGE is a $650 million special purpose acquisition company formed by TPG Pace Group and former Occidental Petroleum Corporation CEO Steve Chazen that went public on the NYSE in May of 2017. TPGE was formed with the intent to build a large scale, focused oil and gas business with a meaningful production base, strong free cash flow and a disciplined financial return philosophy. Following its initial public offering, TPGE began its search for attractive assets that would fit with Mr. Chazen’s operating approach and succeed as a public company with low leverage. For more information, visit www.tpg.com/pace-energy.

About EnerVest

Houston-based EnerVest, founded in 1992, acquires, develops and operates oil and gas fields in 14 states on behalf of its investors.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, including those regarding TPGE’s ability to consummate the business combination and Magnolia’s strategy, future operations, financial position, projected costs, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TPGE disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. TPGE cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TPGE, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, TPGE cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TPGE following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of TPGE, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts TPGE’s current plans and operations as a result of the announcement of the transactions; (v) Magnolia’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TPGE’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and, when available, the definitive proxy statement. TPGE’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Use of Projections

This press release contains previously disclosed projections for TPGE, including with respect to its revenue and pro forma EBITDA, as well as its production volumes. TPGE’s independent auditors did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion in the previously disclosed presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto. Those projections were for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In this press release, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. Each of the assumptions and estimates underlying the projected information throughout the press release are based on the data on Slides 18, 24-25 of the investor presentation furnished as Exhibit 99.2 to TPGE’s Form 8-K filed with the SEC on March 20, 2018. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside of TPGE’s control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of TPGE after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusions of the projected information in this press release should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures, including pro forma EBITDA, EBITDA margin and free cash flow of the Magnolia Assets. TPGE believes these measures are useful because they allow TPGE to more effectively evaluate the operating performance of the Magnolia Assets and compare the results of the operations from period to period and against its peers without regard to financing methods or capital structure. TPGE does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these measures are not comparable to other similarly titled measures of other companies. These measures should not be considered as alternatives to, or more meaningful than, financial measures determined in accordance with GAAP or as indicators of operating performance.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information for Investors and Shareholders

In connection with the proposed business combination, TPGE has filed a preliminary proxy statement with the SEC. The definitive proxy statement, when available, and other relevant documents will be sent or given to the shareholders of TPGE and will contain important information about the proposed business combination and related matters. TPGE shareholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with TPGE’s solicitation of proxies for the meeting of shareholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to TPGE shareholders as of a record date to be established for voting on the business combination and certain other matters. Shareholders will also be able to obtain copies of the definitive proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. In addition, shareholders will be able to obtain free copies of the definitive proxy statement by directing a request to: TPG Pace Energy Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, Attn: Secretary. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

TPGE, EnerVest and their respective directors and officers may be deemed participants in the solicitation of proxies of TPGE’s shareholders in connection with the proposed business combination and certain other matters. TPGE shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of TPGE in TPGE’s preliminary proxy statement filed with the SEC on May 10, 2018. Additional information will be available in the definitive proxy statement when it becomes available.

Contact for Magnolia

Mike Gehrig

713 627-2223

media@mgyoil.com

Contact for TPGE

Luke Barrett

415 743-1550

media@tpg.com